Exhibit 99

NEWS RELEASE

The Progressive Corporation 6300 Wilson Mills Road Mayfield Village, Ohio 44143 http://www.progressive.com	Company Contact: Matt Downing (440) 395-4222

PROGRESSIVE REPORTS JUNE RESULTS

MAYFIELD VILLAGE, OHIO — July 11, 2013 — The Progressive Corporation today reported the following results for June and the second quarter 2013:

	Month				Quarter
(millions, except per share amounts and ratios; unaudited)	2013	2012	Change		2013	2012	Change
Net premiums written	$1,323.5	$1,239.7	7%		$4,387.1	$4,129.1	6%
Net premiums earned	$1,321.2	$1,237.9	7%		$4,277.0	$3,996.1	7%
Net income	$68.4	$13.5	407%		$324.6	$118.6	174%
Per share	$.11	$.02	411%		$.54	$.19	176%
Total pretax net realized gains (losses) on securities (including net impairment losses)	$23.5	$.5	4600%		$132.9	$(4.7)	NM
Combined ratio	96.0	100.9	(4.9	) pts.	93.3	97.6	(4.3	) pts.
Average equivalent shares	603.4	608.5	(1)%		603.6	608.9	(1)%

NM = Not Meaningful

(thousands; unaudited)	June 2013	June 2012	Change
Policies in Force:
Agency – auto	4,849.3	4,884.2	(1)%
Direct – auto	4,134.6	4,036.5	2%

Total personal auto	8,983.9	8,920.7	1%
Total special lines	4,023.9	3,972.0	1%

Total Personal Lines	13,007.8	12,892.7	1%

Total Commercial Auto	526.6	525.0	0%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Auto business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned by small businesses.

See the “Comprehensive Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

COMPREHENSIVE INCOME STATEMENT

June 2013

(millions)

(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$1,323.5

Revenues:
Net premiums earned	$1,321.2
Investment income	35.7
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(1.5)
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses[2]	(.1)

Net impairment losses recognized in earnings	(1.6)
Net realized gains (losses) on securities	25.1

Total net realized gains (losses) on securities	23.5
Fees and other revenues	22.3
Service revenues	3.6

Total revenues	1,406.3

Expenses:
Losses and loss adjustment expenses	999.8
Policy acquisition costs	112.0
Other underwriting expenses	178.3
Investment expenses	1.3
Service expenses	3.5
Interest expense	10.1

Total expenses	1,305.0

Income before income taxes	101.3
Provision for income taxes	32.9

Net income	68.4

Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities:
Net non-credit related OTTI losses, adjusted for valuation changes	.1
Other net unrealized gains (losses) on securities	(127.0)

Total net unrealized gains (losses) on securities	(126.9)
Net unrealized gains on forecasted transactions	(.1)
Foreign currency translation adjustment	(.5)

Other comprehensive income (loss)	(127.5)

Total comprehensive income (loss)	$(59.1)

[1]

See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2012 audited consolidated financial statements included in our 2012 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

[2]

A negative amount for the period reflects credit losses reclassified from other comprehensive income, which exceeded the amount of non-credit OTTI losses recognized in other comprehensive income during the period.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

COMPREHENSIVE INCOME STATEMENTS

June 2013

(millions)

(unaudited)

	Year-to-Date
	2013	2012	% Change
Net premiums written	$8,836.5	$8,291.6	7

Revenues:
Net premiums earned	$8,456.3	$7,857.6	8
Investment income	202.7	227.2	(11)
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(1.7)	(5.6)	(70)
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses[1]	(.1)	(.7)	(86)

Net impairment losses recognized in earnings	(1.8)	(6.3)	(71)
Net realized gains (losses) on securities	215.3	79.1	172

Total net realized gains (losses) on securities	213.5	72.8	193
Fees and other revenues	139.3	135.1	3
Service revenues	19.0	18.4	3
Gains (losses) on extinguishment of debt	0	(1.7)	NM

Total revenues	9,030.8	8,309.4	9

Expenses:
Losses and loss adjustment expenses	6,102.5	5,806.1	5
Policy acquisition costs	722.9	724.1	0
Other underwriting expenses	1,166.7	1,138.7	2
Investment expenses	9.3	8.0	16
Service expenses	19.0	18.1	5
Interest expense	61.0	62.6	(3)

Total expenses	8,081.4	7,757.6	4

Income before income taxes	949.4	551.8	72
Provision for income taxes	316.2	175.6	80

Net income	633.2	376.2	68

Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities:
Net non-credit related OTTI losses, adjusted for valuation changes	.3	3.1	(90)
Other net unrealized gains (losses) on securities	(55.4)	148.4	NM

Total net unrealized gains (losses) on securities	(55.1)	151.5	NM
Net unrealized gains on forecasted transactions	(.7)	(1.2)	(42)
Foreign currency translation adjustment	(1.0)	(.1)	900

Other comprehensive income (loss)	(56.8)	150.2	NM

Total comprehensive income	$576.4	$526.4	9

NM = Not Meaningful

[1]

A negative amount for the period reflects credit losses reclassified from other comprehensive income, which exceeded the amount of non-credit OTTI losses recognized in other comprehensive income during the period.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE

&

INVESTMENT RESULTS

June 2013

(millions – except per share amounts)

(unaudited)

The following table sets forth the computation of net income per share and comprehensive income (loss) per share:

	Current	Year-to-Date
	Month	2013	2012
Net income	$68.4	$633.2	$376.2

Per share:
Basic	$.11	$1.06	$.62
Diluted	$.11	$1.05	$.62
Comprehensive income (loss)	$(59.1)	$576.4	$526.4

Per share:
Diluted	$(.10)	$.95	$.86
Average shares outstanding—Basic	599.3	600.1	605.5
Net effect of dilutive stock-based compensation	4.1	3.9	4.0

Total equivalent shares—Diluted	603.4	604.0	609.5

The following table sets forth the investment results for the period:

	Current	Year-to-Date
	Month	2013	2012
Fully taxable equivalent (FTE) total return:
Fixed-income securities	(.8)%	.4%	2.8%
Common stocks	(1.2)%	13.8%	9.1%
Total portfolio[1]	(.7)%	2.2%	3.6%
Pretax annualized investment income book yield	2.7%	2.6%	3.1%

[1]

Includes the total return on our “other risk investments,” which reflects an increase in fair value as a result of a negotiated sale on a private common equity security that is expected to be completed by the end of 2013. Excluding “other risk investments,” the total portfolio FTE total return would be (0.9)% for June and 2.0% year to date.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

June 2013

($ in millions)

(unaudited)

Current Month
				Commercial
	Personal Lines Business			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$671.7	$505.2	$1,176.9	$146.6	$0	$1,323.5
% Growth in NPW	6%	8%	7%	4%	NM	7%
Net Premiums Earned	$664.3	$520.1	$1,184.4	$136.8	$0	$1,321.2
% Growth in NPE	6%	7%	7%	7%	NM	7%
GAAP Ratios
Loss/LAE ratio	75.9	74.2	75.1	77.7	NM	75.7
Expense ratio	20.2	20.2	20.2	21.1	NM	20.3

Combined ratio	96.1	94.4	95.3	98.8	NM	96.0

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$4.9
Current accident year						(2.4)

Calendar year actuarial adjustment	$.8	$3.0	$3.8	$(1.3)	$0	$2.5

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$4.9
All other development						(8.2)

Total development						$(3.3)

Calendar year loss/LAE ratio						75.7

Accident year loss/LAE ratio						75.5

Statutory Ratios
Loss/LAE ratio						75.7
Expense ratio						20.9

Combined ratio						96.6

[1]

The other businesses generated an underwriting loss of $3.8 million for the month, reflecting adverse loss development on our run-off businesses. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

June 2013

($ in millions)

(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$4,425.9	$3,467.4	$7,893.3	$943.2	$0	$8,836.5
% Growth in NPW	6%	8%	7%	5%	NM	7%
Net Premiums Earned	$4,258.7	$3,327.0	$7,585.7	$870.5	$.1	$8,456.3
% Growth in NPE	7%	8%	7%	10%	NM	8%
GAAP Ratios
Loss/LAE ratio	72.5	71.6	72.1	72.4	NM	72.2
Expense ratio	20.3	20.8	20.5	22.2	NM	20.7

Combined ratio	92.8	92.4	92.6	94.6	NM	92.9

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$29.0
Current accident year						(4.2)

Calendar year actuarial adjustment	$11.1	$13.9	$25.0	$(.2)	$0	$24.8

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$29.0
All other development						(111.0)

Total development						$(82.0)

Calendar year loss/LAE ratio						72.2

Accident year loss/LAE ratio						71.2

Statutory Ratios
Loss/LAE ratio						72.2
Expense ratio						20.4

Combined ratio						92.6

Statutory Surplus						$6,320.5

NM = Not Meaningful

[1]

The other businesses generated an underwriting loss of $3.5 million. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

BALANCE SHEET AND OTHER INFORMATION

(millions – except per share amounts)

(unaudited)

June 2013
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1](amortized cost: $12,824.1)	$12,949.4
Equity securities:
Nonredeemable preferred stocks[1](cost: $416.8)	754.4
Common equities (cost: $1,438.2)	2,224.5
Short-term investments (amortized cost: $1,558.1)	1,558.1

Total investments[2,3]	17,486.4
Net premiums receivable	3,401.9
Deferred acquisition costs	468.1
Other assets[4]	2,485.4

Total assets	$23,841.8

Unearned premiums	$5,323.5
Loss and loss adjustment expense reserves[4]	8,086.2
Other liabilities[2]	1,844.3
Debt	2,063.9
Shareholders’ equity	6,523.9

Total liabilities and shareholders’ equity	$23,841.8

Common shares outstanding	600.4
Shares repurchased – June	1.3
Average cost per share	$24.73
Book value per share	$10.87
Trailing 12-month return on average shareholders’ equity
Net income	18.3%
Comprehensive income	17.9%
Net unrealized pretax gains (losses) on investments	$1,242.4
Increase (decrease) from May 2013	$(195.3)
Increase (decrease) from December 2012	$(84.9)
Debt-to-total capital ratio	24.0%
Fixed-income portfolio duration	1.9 years
Weighted average credit quality	AA-
Year-to-date Gainshare factor	1.19

[1]	As of June 30, 2013, we held certain hybrid securities and recognized a change in fair value of $6.8 million as a realized gain during the period we held these securities.
[2]	At June 30, 2013, we had $117.0 million of net unsettled security transactions, including collateral on open derivative positions.
[3]	Includes $1.2 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.
[4]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $927.1 million, which are included in “other assets.”

Monthly Commentary

•

During June, we incurred about $18 million, or 1.4 loss ratio points, of catastrophe losses, including additional development on May storms. This compares with $37 million, or 3.0 points, of catastrophe losses last year. For the second quarter 2013, total catastrophe losses were about $83 million, or 1.9 points, compared to $107 million, or 2.7 points, last year. Year to date, total catastrophe losses were about $130 million, or 1.5 points, compared to $123 million, or 1.6 points, last year.

Events

We are currently scheduled to hold a one-hour conference call to address questions on Thursday, August 8, 2013 at 9:00 a.m., eastern time, subsequent to the posting of our Shareholders’ Report online and the filing of our Quarterly Report on Form 10-Q with the SEC. Registration for the teleconference and webcast will soon be available at http://investors.progressive.com/phoenix.zhtml?c=81824&p=irol-calendar.

We are currently scheduled to release July results on Wednesday, August 14, 2013, before the market opens.

About Progressive

The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach it whenever, wherever, and however it’s most convenient—online at http://www.progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive offers insurance for personal and commercial autos and trucks, motorcycles, boats and recreational vehicles, as well as home insurance from select carriers. It’s the fourth largest auto insurer in the country, the largest seller of motorcycle insurance, and a leader in commercial auto insurance. Progressive also offers car insurance online in Australia at http://www.progressiveonline.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and Service Centers.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the possible failure of one or more governmental entities to make scheduled debt payments or satisfy other obligations; the potential or actual downgrading by one or more rating agencies of our securities or governmental, corporate, or other securities we hold; the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments, including, but not limited to, health care reform and tax law changes; the outcome of disputes relating to intellectual property rights; the outcome of litigation or governmental investigations that may be pending or filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions, and safeguard personal and sensitive information in our possession; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.